Exhibit 99.1
                          JOINT FILING AGREEMENT


          In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Shares, no par value of Cadillac Fairview Corporation, and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this agreement expressly authorizes each other party to this agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.


                    Date:  February 3, 1999



                    BLACKSTONE REAL ESTATE PARTNERS TWO L.P.

                    BRE/CF EQUITY ACQUISITION L.P.

                    BLACKSTONE CF EQUITY ACQUISITION L.P.

                    BLACKSTONE REAL ESTATE PARTNERS IV L.P.

                    BLACKSTONE RE CAPITAL PARTNERS II L.P.

                    By:  Blackstone Real Estate Associates L.P.,
                          general partner

                          By: BREA L.L.C., general partner


                              By:  \s\ Stephen A. Schwarzman
                                  ----------------------------
                                  Name:  Stephen A. Schwarzman
                                  Title: Member

                         BLACKSTONE REAL ESTATE ASSOCIATES L.P.

                         By:  BREA L.L.C., general partner


                              By:  \s\ Stephen A. Schwarzman
                                  --------------------------
                                  Name:  Stephen A. Schwarzman
                                  Title: Member



                         BREA L.L.C.


                         By: \s\ Stephen A. Schwarzman
                             -------------------------
                             Name:  Stephen A. Schwarzman
                             Title: Member


                         SB WESTRIDGE INC.


                         By: \s\ John G. Schreiber
                             -----------------------
                             Name:  John G. Schreiber
                             Title: Director


                             \s\ Peter G. Peterson
                             ----------------------
                             Peter G. Peterson


                             \s\ Stephen A. Schwarzman
                             -------------------------
                             Stephen A. Schwarzman


                             \s\ John G. Schreiber
                             -------------------------
                             John G. Schreiber










SEC 1745 (2-95)
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